SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C. 20549

                    FORM 8-K/A

                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) February 16, 1999

               Forestry International, Inc.
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(Exact Name of registrant as specified in its charter)


                     Colorado
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(State or other jurisdiction as specified in its charter)

         0-023310                                              84-1116284
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(Commission File Number)                          (I.R.S. Employer
                                          Identification No.)

1205, Ampere Street, Suite 206, Boucherville, Quebec, Canada  J4B 7M6
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(Address of principal executive offices including Zip Code)

Registrant's telephone number (514) 495-7747

                        N/A
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(Former name or former address, if changed since last report)

Item 1. Change in Control of Registrant

     Not Applicable

Item 2.  Acquisition or Disposition of Assets

     Not Applicable

Item 3.  Bankruptcy or Receivership

     Not Applicable

Item 4.  Change in Registrant's Certifying Accountant

Gary Gethmann , CPA, Ltd. was dismissed as the principal accountant for the Registrant. The former account's report on the financial statements for the nine months ended December 31, 1996 did not contain an adverse opinion, or disclaimer of opinion, nor was the opinion qualified or modified as to uncertainty or scope of accounting principles. The decision to change accountants was approved by the Board of Directors. The Registrant is not presently aware of any disagreements on any matter between the former accountant and the Registrant that would have caused the former accountant to make reference to the disagreement in his report. Sylvie Monette-Houle, CA and Robert Kliaman, CA, CPA were engaged by the Registrant as Principal Accountants for the Registrant on August
27, 1998 and on November 11, 1998 respectively. Neither of the present principal accountants were consulted on any matter by the Registrant prior to their engagement.

Item 5. Other Events

     Not Applicable

Item 6.  Resignation of Registrant's Directors

     Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and
     Exhibits

     Not Applicable

                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTRY INTERNATIONAL, INC.  Date 02/16/1999
(Registrant)

By:       /s/ Louis R. Turp
     Louis R. Turp, Chief Executive Officer